UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  9/16/08

DANVERS BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-333896

Delaware	04-344675
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

One Conant Street, Danvers, Massachusetts 01923

(Address of Principal Executive Offices, Including Zip Code)

(978) 777-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in this Report

Item 5.02(e).                            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Danvers Bancorp, Inc. (the “Company”) held on September 12, 2008, the Company’s stockholders approved the Danvers Bancorp, Inc. 2008 Stock Option and Incentive Plan (the “Stock Plan”), which the Company’s Board of Directors had adopted, subject to stockholder approval, on July 18, 2008.  A summary of the Stock Plan is contained in the Company’s Proxy Statement and a copy of the Stock Plan is attached as an exhibit.  The Stock Plan will be implemented after January 9, 2009.

Item 8.01.                                          Other Events.

Additionally, the stockholders elected the following five (5) individuals to serve on the Company’s Board of Directors until the 2011 Annual Meeting of Stockholders:  Neal H. Goldman, J. Michael O’Brien, John J. O’Neil, John M. Pereira and Diane T. Stringer.

A copy of the presentation given to stockholders at the Annual Meeting is available on the Company’s website at www.danversbank.com.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits-See Exhibit Index following signature page.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Date: September 16, 2008	DANVERS BANCORP, INC.

	By:	/s/ Michael W. McCurdy
Michael W. McCurdy
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Danvers Bancorp, Inc. 2008 Stock Option and Incentive Plan